[The American Funds Group(r)]


Semi-Annual Report for the six months ended April 30, 2000

[cover: photo of Mt. Rainier]

American Mutual Fund


American Mutual Fund(r) strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

American Mutual Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Here are the fund's average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2000 (the most recent calendar quarter):

                               10 Years       5 Years    1 Year

Class A shares reflecting
5.75% maximum sales charge      +11.88%       +13.72%     -7.47%

The fund's 30-day yield as of May 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 3.00%.

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period. Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

Please see the back cover for important information about Class A and Class B shares.



Fellow Investors:

The first half of our 2000 fiscal year was a challenging period for American Mutual Fund as it sought to meet its three objectives of current income, capital growth and conservation of principal.

While the stock market continued to move upward for most of the period, much of its strength came from a narrow base of stocks, primarily Internet and technology companies. Although the unmanaged Standard & Poor's 500 Stock Composite Index gained 7.2% during the six months ended April 30, the majority of stocks in the index actually declined in value. The fund lagged the S&P 500 Index because of our focus on stocks that pay above-average income and because several of the fund's largest industry holdings, including the banking, energy sources and health and personal care industries, were down during the period.

In this environment, shareholders who reinvested quarterly dividends totaling 37 cents a share and a $5.045 a share capital gain distribution paid in December saw the value of their holdings decline 4.6%. Shareholders who took distributions in cash earned an income return of 1.4%, partially offsetting a 6.0% decline in the fund's value.

The Value of a Disciplined Approach

Restraint is one of the hardest investment disciplines to master, especially in a rapidly rising market when the temptation to chase high-flying stocks can be strong. But when one is simultaneously seeking income, growth and preservation of capital, as American Mutual Fund does, a disciplined approach is essential. With the stock market in the grip of a speculative frenzy for most of the fiscal period, the fund's investment professionals maintained the steady, disciplined approach that has been successful for the past 50 years. Our requirement to focus on large dividend-paying companies held the fund back during much of the period because many of the stocks that powered the S&P 500's rise do not pay dividends and are not appropriate for the fund. But this focus served American Mutual Fund well during the recent downturn in technology stocks.

While we rarely focus on short-term results, the fund's performance during the most recent downturn demonstrates why we have been cautious. The Nasdaq Composite Index, which is heavily weighted with the type of technology stocks that were at the heart of the speculative frenzy, fell 37.3% from its peak on March 10 through the low point on May 23.

During the same period, American Mutual Fund gained 11.5% excluding dividends. The S&P 500 lost 11.2% from a peak on March 24 to its low point on April 14, while American Mutual Fund gained 0.4% excluding dividends.

A High Level of Reserves

During the fiscal half-year, the fund maintained large cash reserves to take advantage of buying opportunities. So far, we have moved cautiously, increasing the fund's equity holdings to 74%, while lowering its cash and bond position from 29% to 26% of assets. Banking remains the fund's largest industry at 8.8% of the portfolio, down from 10.3% six months ago. This has been a difficult period for the banking industry as the Federal Reserve Board has been pushing up interest rates in an effort to forestall an increase in inflation. Shortly after the end of the fiscal half-year, the Fed raised the federal funds rate - the rate banks charge each other on overnight loans - for the sixth time in 12 months. When the cost of borrowing rises, bank profits suffer.

A Time-Tested Approach

No one knows, of course, if the recent market decline and rebound marks the beginning of a rally, is the first phase of a prolonged market slump or is simply short-term volatility. Likewise, we cannot make predictions about the short-term future of the dividend-paying stocks you find in American Mutual Fund's portfolio. But whatever happens in the coming months and years, we will continue to invest in quality companies that can help the fund seek its three objectives simultaneously.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton       /s/ Robert G. O'Donnell
James K. Dunton           Robert G. O'Donnell
Chairman of the Board     President

June 9, 2000


American Mutual Fund, Inc.
Investment Portfolio, April 30, 2000
(Unaudited)

                                                                                                 Percent of
Largest Industry Holdings                                                                        Net Assets
Banking                                                                                                8.75%
Diversified Telecommunication Services                                                                 8.65
Energy Sources                                                                                         7.74
Utilities:  Electric & Gas                                                                             7.39
Health & Personal Care                                                                                 6.29
Other Industries                                                                                      35.29
Bonds, Notes, Cash & Equivalents                                                                      25.89
                                                                                                     100.00%

                                                                                                 Percent of
Largest Individual Holdings                                                                      Net Assets
Sprint FON Group                                                                                       2.16%
U S WEST                                                                                               2.01
Bank of America                                                                                        1.85
Household International                                                                                1.60
IBM                                                                                                    1.50
Duke Energy                                                                                            1.47
Pharmacia                                                                                              1.46
SBC Communications                                                                                     1.44
Royal Dutch Petroleum                                                                                  1.41
BANK ONE                                                                                               1.32

                                                                                    Shares          Market           Percent
                                                                                                     Value            of Net
Equity Securities (Common and Preferred Stocks)                                                 (Millions)            Assets
--------------------------------------------                                   ----------       ----------       ----------
Energy
Energy Sources  -  7.74%
Ashland Inc.                                                                      1,850,000      $   63.131               .73  %
Chevron Corp.                                                                       493,500          42.009               .49
Conoco Inc., Class B                                                              2,305,580          57.351               .66
Kerr-McGee Corp.                                                                    545,000          28.204               .33
Phillips Petroleum Co.                                                            1,761,700          83.571               .97
Royal Dutch Petroleum Co. (New York Registered)                                   2,115,000         121.348              1.41
Sunoco, Inc.                                                                      1,400,000          42.437               .49
Texaco Inc.                                                                       2,070,000         102.465              1.19
Ultramar Diamond Shamrock Corp.                                                   1,500,000          37.125               .43
Unocal Corp.                                                                        840,000          27.143               .31
USX-Marathon Group                                                                2,700,000          62.944               .73

Utilities: Electric & Gas  -  7.39%
Ameren Corp.                                                                        300,000          11.006               .13
American Electric Power Co., Inc.                                                   775,000          28.385               .33
Carolina Power & Light Co.                                                          900,000          32.906               .38
Central and South West Corp.                                                      3,715,000          80.569               .93
Consolidated Edison, Inc.                                                         1,335,700          47.000               .55
Duke Energy Corp.                                                                 2,200,000         126.500              1.47
FPL Group, Inc.                                                                     818,300          36.977               .43
GPU, Inc.                                                                           800,000          22.450               .26
New Century Energies, Inc.                                                        3,200,000         104.400              1.21
Southern Co.                                                                      4,300,000         107.231              1.24
TECO Energy, Inc.                                                                 1,800,000          39.375               .46
                                                                                                ----------       ----------
                                                                                                  1,304.527             15.13
                                                                                                ----------       ----------

Materials
Chemicals  -  1.95%
Air Products and Chemicals, Inc.                                                    400,000          12.425               .14
Ferro Corp.                                                                       1,047,200          23.955               .28
Hercules Inc.                                                                     1,800,000          28.012               .32
International Flavors & Fragrances Inc.                                             875,000          30.133               .35
PPG Industries, Inc.                                                                570,900          31.043               .36
Praxair, Inc.                                                                       950,000          42.215               .50

Forest Products & Paper  -  2.71%
Fort James Corp.                                                                  2,658,800          63.645               .74
Georgia-Pacific Corp., Georgia-Pacific Group                                        620,000          22.785               .45
Georgia-Pacific Corp., Timber Group                                                 725,000          16.811
International Paper Co.                                                             700,000          25.725               .30
Westvaco Corp.                                                                    3,400,000         104.975              1.22
                                                                                                ----------       ----------
                                                                                                    401.724              4.66
                                                                                                ----------       ----------

Capital Equipment
Aerospace & Military Technology  -  1.13%
Boeing Co.                                                                          200,000           7.937               .09
Northrop Grumman Corp.                                                              600,000          42.525               .49
Raytheon Co., Class A                                                               405,000           9.290               .26
Raytheon Co., Class B                                                               575,000          12.758
United Technologies Corp.                                                           400,000          24.875               .29

Data Processing & Reproduction  -  3.31%
Hewlett-Packard Co.                                                                 425,000          57.375               .67
International Business Machines Corp.                                             1,160,000         129.485              1.50
Xerox Corp.                                                                       3,716,900          98.266              1.14

Electronics  -  0.95%
Emerson Electric Co.                                                                500,000          27.437               .32
Harris Corp.                                                                      1,100,000          35.544               .41
Hubbell Inc., Class B                                                               720,000          18.765               .22


Electronic Components  -  1.03%
Thomas & Betts Corp.                                                              2,890,000          89.048              1.03

Industrial Components  -  2.15%
Dana Corp.                                                                          700,000          21.263               .25
Delphi Automotive Systems Corp.                                                     698,465          13.358               .16
Eaton Corp.                                                                         300,000          25.200               .29
Federal-Mogul Corp.                                                                 240,600           3.263               .15
Federal-Mogul Corp. 7.00% convertible preferred                                     340,500           9.704
Genuine Parts Co.                                                                 1,000,000          26.250               .30
Goodyear Tire & Rubber Co.                                                        1,200,000          33.150               .38
Johnson Controls, Inc.                                                              280,000          17.728               .21
TRW Inc.                                                                            600,000          35.100               .41

Machinery & Engineering  -  0.94%
Briggs & Stratton Corp.                                                             629,100          24.142               .28
Caterpillar Inc.                                                                    400,000          15.775               .18
Deere & Co.                                                                       1,000,000          40.375               .47
Pall Corp.                                                                           50,000           1.115               .01
                                                                                                ----------       ----------
                                                                                                    819.728              9.51
                                                                                                ----------       ----------

Consumer Goods
Automobiles  -  0.18%
General Motors Corp.                                                                170,000          15.916               .18

Beverages  -  0.58%
Coca-Cola Co.                                                                       120,000           5.648               .07
PepsiCo, Inc.                                                                     1,200,000          44.025               .51

Food & Household Products  -  1.73%
Colgate-Palmolive Co.                                                               100,000           5.712               .07
ConAgra, Inc.                                                                       800,000          15.100               .17
General Mills, Inc.                                                               1,400,000          50.925               .59
H.J. Heinz Co.                                                                    1,200,000          40.800               .47
Ralston Purina Co.                                                                  250,000           4.422               .05
Sara Lee Corp.                                                                    2,172,400          32.586               .38

Health & Personal Care  -  6.29%
Abbott Laboratories                                                               1,500,000          57.656               .67
Avon Products, Inc.                                                                 600,000          24.900               .29
Becton, Dickinson and Co.                                                         1,370,000          35.106               .41
Bristol-Myers Squibb Co.                                                            650,000          34.085               .39
Eli Lilly and Co.                                                                   800,000          61.850               .72
Johnson & Johnson                                                                   400,000          33.000               .38
Kimberly-Clark Corp.                                                                400,000          23.225               .27
Mallinckrodt Inc.                                                                 2,000,000          53.750               .62
Pfizer Inc                                                                          600,000          25.275               .29
Pharmacia Corp. (merger of
 Pharmacia & Upjohn, Inc. and Monsanto Co.)                                       2,513,225         125.504              1.46
Warner-Lambert Co.                                                                  600,000          68.288               .79

Recreation, Other Consumer Products  -  1.22%
Pennzoil-Quaker State Co.                                                         1,875,000          20.508               .24
Stanley Works                                                                     2,875,000          84.812               .98

Textiles & Apparel  -  0.87%
NIKE, Inc., Class B                                                                 970,000          42.134               .49
VF Corp.                                                                          1,150,000          32.488               .38
                                                                                                ----------       ----------
                                                                                                    937.715             10.87
                                                                                                ----------       ----------

Services
Broadcasting & Publishing  -  0.43%
Knight-Ridder, Inc.                                                                 750,000          36.797               .43

Business & Public Services  -  1.99%
Galileo International, Inc.                                                       1,200,000          27.750               .32
Interpublic Group of Companies, Inc.                                                150,000           6.150               .07
Pitney Bowes Inc.                                                                   950,000          38.831               .45
ServiceMaster Co.                                                                 5,200,000          70.850               .82
Waste Management, Inc.                                                            1,750,000          27.782               .33

Merchandising  -  2.92%
Albertson's, Inc.                                                                 2,402,200          78.222               .91
J.C. Penney Co., Inc.                                                             3,579,100          49.436               .57
Lowe's Companies, Inc.                                                              500,000          24.750               .29
May Department Stores Co.                                                         3,096,800          85.162               .99
Walgreen Co.                                                                        500,000          14.062               .16

Diversified Telecommunication Services  -  8.65%
AT&T Corp.                                                                        2,400,000         112.050              1.30
CenturyTel, Inc.                                                                  2,910,000          71.295               .83
GTE Corp.                                                                         1,155,000          78.251               .91
SBC Communications Inc.                                                           2,843,892         124.598              1.44
Sprint FON Group                                                                  3,035,700         186.695              2.16
U S WEST, Inc.                                                                    2,435,000         173.342              2.01

Transportation: Rail & Road  -  1.98%
Burlington Northern Santa Fe Corp.                                                  250,000           6.031               .07
CSX Corp.                                                                         2,700,000          56.531               .66
Norfolk Southern Corp.                                                            4,940,000          87.068              1.01
Union Pacific Corp.                                                                 500,000          21.063               .24
                                                                                                ----------       ----------
                                                                                                  1,376.716             15.97
                                                                                                ----------       ----------

Finance
Banking  -  8.75%
AmSouth Bancorporation                                                            2,000,000          29.125               .34
Bank of America Corp.                                                             3,250,000         159.250              1.85
Bank of New York Co., Inc.                                                          750,000          30.797               .36
BANK ONE CORP.                                                                    3,732,000         113.826              1.32
Chase Manhattan Corp.                                                               800,000          57.650               .67
Comerica Inc.                                                                       300,000          12.713               .15
First Security Corp.                                                              1,250,000          17.656               .20
First Union Corp.                                                                 2,700,000          86.063              1.00
FleetBoston Financial Corp.
 (formerly Fleet Boston Corp.)                                                    1,000,000          35.437               .41
Huntington Bancshares Inc.                                                        1,500,000          27.375               .32
J.P. Morgan & Co. Inc.                                                              250,000          32.094               .37
KeyCorp                                                                           1,000,000          18.500               .21
National City Corp.                                                               1,600,000          27.200               .32
SunTrust Banks, Inc.                                                                400,000          20.300               .23
Wachovia Corp.                                                                      500,000          31.344               .36
Wells Fargo & Co.                                                                 1,350,000          55.434               .64

Financial Services  -  1.74%
Associates First Capital Corp., Class A                                             393,336           8.727               .10
Fannie Mae                                                                           50,000           3.016               .04
Household International, Inc.                                                     3,300,000         137.775              1.60

Insurance  -  4.13%
Allstate Corp.                                                                    4,175,000          98.634              1.14
American General Corp.                                                            1,110,000          62.160               .72
Aon Corp.                                                                           755,500          20.446               .24
Jefferson-Pilot Corp.                                                             1,000,000          66.562               .77
Lincoln National Corp.                                                              600,000          20.888               .24
SAFECO Corp.                                                                      2,200,000          48.675               .57
St. Paul Companies, Inc.                                                          1,085,700          38.678               .45

Real Estate  -  0.58%
Equity Residential Properties Trust                                               1,100,000          50.050               .58
                                                                                                ----------       ----------
                                                                                                  1,310.375             15.20
                                                                                                ----------       ----------

Multi-Industry & Miscellaneous
Multi-Industry  -  2.21%
BFGoodrich Co.                                                                    1,217,100          38.795               .45
Harsco Corp.                                                                      2,025,000          60.117               .69
Honeywell International Inc.
 (formerly AlliedSignal Inc.)                                                     1,200,000          67.200               .78
Textron Inc.                                                                        400,000          24.775               .29

Miscellaneous - .56%
Other equity securities in
 initial period of acquisition                                                                       48.877              0.56
                                                                                                ----------       ----------
                                                                                                    239.764             2.77
                                                                                                ----------       ----------
TOTAL EQUITY SECURITIES (cost: $5,651.134 million)                                                6,390.549             74.11
                                                                                                ----------       ----------

                                                                                 Principal
                                                                                    Amount
Bonds & Notes
--------------------------------------------                                   ----------

CORPORATE  -  0.14%
J.C. Penney Co., Inc. 9.05% 2001                                               $12,000,000           11.887               .14

U.S. TREASURY OBLIGATIONS  -  6.90%
3.921% January 2009 (1)                                                         100,000,000         102.462              1.19
13.75% August 2004                                                               48,500,000          61.087               .71
3.756% July 2002 (1)                                                            100,000,000         105.708              1.22
7.75% February 2001                                                              56,000,000          56.560               .66
5.625% November 2000                                                             90,000,000          89.606              1.04
6.25% August 2000                                                                90,000,000          89.986              1.04
6.375% May 2000                                                                  90,000,000          90.014              1.04
                                                                                                ----------       ----------
TOTAL BONDS & NOTES (cost: $608.436 million)                                                        607.310              7.04
                                                                                                ----------       ----------

TOTAL INVESTMENT SECURITIES
 (cost: $6,259.570 million)                                                                       6,997.859             81.15



Short Term Securities
--------------------------------------------
Corporate Short-Term Notes 16.32%
AIG Funding, Inc. 5.85%-6.03% due 5/4-6/16/00                                  $77,000,000           76.651               .89  %
Associates First Capital Corp.
 6.02%-6.24% due 5/16-7/6/00                                                    80,500,000           80.034               .93
Bell Atlantic Financial Services, Inc.
 5.92%-6.10% due 5/12-6/22/00                                                  100,000,000           99.595              1.15
Campbell Soup Co. 5.84%-6.00% due 5/1-5/22/00                                   75,000,000           74.900               .87
Coca-Cola Co. 5.91%-6.09% due 5/5-7/5/00                                       105,000,000          104.619              1.22
Eastman Kodak Co.
 5.86%-6.08% due 5/18-7/12/00                                                  105,000,000          104.105              1.21
E.I. du Pont de Nemours and Co.
 5.90%-6.04% due 5/23-6/12/00                                                   50,000,000           49.740               .58
Emerson Electric Co.
 5.88%-6.03% due 5/15-6/2/00 (2)                                                64,500,000           64.290               .75
Ford Motor Credit Co. 6.02% due 5/10/00                                         51,500,000           51.414               .60
General Electric Capital Corp.
 5.90%-6.10% due 5/8-6/14/00                                                   107,950,000          107.331              1.25
General Motors Acceptance Corp.
 5.86%-6.16% due 5/2-6/19/00                                                    80,300,000           80.030               .93
H.J. Heinz Co. 6.02%-6.05% due 5/30-6/7/00                                      51,000,000           50.700               .59
Household Finance Corp. 6.03% due 6/5-6/9/00                                    59,020,000           58.631               .68
Lucent Technologies Inc.
 5.75%-6.04% due 5/1-6/12/00                                                    85,000,000           84.598               .99
Pharmacia Corp. 5.90%-5.93% due 5/17/00                                         36,750,000           36.645               .42
Motorola, Inc. 6.07%-6.08% due 6/19-7/05/00                                     59,000,000           58.386               .68
Procter & Gamble Co.
 6.00%-6.01% due 5/31-6/07/00                                                   79,700,000           79.229               .92
SBC Communications Inc.
 5.85%-5.87% due 5/2-5/24/00 (2)                                                97,000,000           96.868              1.12
Wal-Mart Stores, Inc. 6.02% due 5/8/00 (2)                                      50,000,000           49.933               .54

Federal Agency Discount Notes - 2.48%
Freddie Mac 5.81%-6.05% due 5/4-7/13/00                                         47,500,000           47.083               .55
Fannie Mae 5.63%-6.05% due 5/18-7/13/00                                        167,120,000          166.120              1.93
                                                                                                ----------       ----------
TOTAL SHORT-TERM SECURITIES
 (cost: $1,621.061 million)                                                                       1,620.902             18.80
Excess of cash and receivables over payables                                                          4.724               .05
                                                                                                ----------       ----------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES                                                 1,625.626             18.85
                                                                                                ----------       ----------
NET ASSETS                                                                                       $ 8,623.49            100.00  %
                                                                                                ==========       ==========


(1)Index-linked bond whose principal amount moves with a government retail price index.
(2)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Equity securities appearing in the portfolio
 since October 31, 1999
Avon Products
BFGoodrich
Becton, Dickinson
Coca-Cola
CSX
Ferro
Galileo International
Goodyear Tire & Rubber
H.J. Heinz
Interpublic Group of Companies
Lowe's Companies
Pall
Pitney Bowes
Ralston Purina
ServiceMaster
Unocal
USX-Marathon Group
Walgreen

Equity securities eliminated from the portfolio
 since October 31, 1999
Atlantic Richfield
Bestfoods
Electronic Data Systems
Exxon
Gannett
Merck
Mobil
Schering-Plough
U.S. Bancorp
Wal-Mart Stores
Weyerhaeuser


American Mutual Fund
Financial Statements

Statement of Assets and Liabilities                                                       (dollars in
at April 30, 2000                                                                           millions)
(Unaudited)

ASSETS:
Investment securities at market
 (cost: $6,259.570)                                                                        $6,997.859
Short-term securities
 (cost: $1,621.061)                                                                         1,620.902
Cash                                                                                             .901
Receivables for--
 Sales of investments                                                        $20.952
 Sales of fund's shares                                                        3.300
 Dividends and accrued interest                                               23.832           48.084
                                                                            --------         --------
                                                                                            8,667.746
LIABILITIES:
Payables for--
 Purchases of investments                                                     28.763
 Repurchases of fund's shares                                                  9.454
 Forward currency contracts - net                                               .000
 Management services                                                           2.045
 Other expenses                                                                3.999           44.261
                                                                            --------         --------
NET ASSETS AT APRIL 30, 2000--                                                             $8,623.485
                                                                                             ========

Total authorized capital stock--
 500,000,000 shares
Class A shares, $0.001 par value
 Net assets                                                                                $8,621.142
 Shares outstanding                                                                       369,478,540
 Net asset value per share                                                                     $23.33

Class B shares, $0.001 par value
 Net assets                                                                                    $2.343
 Shares outstanding                                                                           100,510
 Net asset value per share                                                                     $23.31


Statement of Operations                                                                   (dollars in
for the six months ended April 30, 2000                                                     millions)
(Unaudited)

INVESTMENT INCOME:
Income:
 Dividends                                                                  $101.606
 Interest                                                                     77.671         $179.277
                                                                            --------

Expenses:
 Management services fee                                                      12.804
 Distribution expenses - Class A                                               9.778
 Distribution expenses - Class B                                                .002
 Transfer agent fee - Class A                                                  2.880
 Transfer agent fee- Class B                                                     -
 Reports to shareholders                                                        .268
 Registration statement and prospectus                                          .307
 Postage, stationery and supplies                                              1.050
 Directors' fees                                                                .075
 Auditing and legal fees                                                        .057
 Custodian fee                                                                  .073
 Taxes other than federal income tax                                            .111
 Other expenses                                                                 .063           27.468
                                                                            --------         --------
 Net investment income                                                                        151.809
                                                                                             --------
REALIZED GAIN AND UNREALIZED
 DEPRECIATION ON INVESTMENTS:
Net realized gain                                                                             433.372
Net decrease in unrealized appreciation on
  investments:
 Beginning of period                                                       1,831.596
 End of period                                                               738.130       (1,093.466)
                                                                            --------         --------


 Net realized gain and
  unrealized depreciation
  on investments                                                                             (660.094)
                                                                                             --------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                                 ($508.285)
                                                                                             ========








                                                                          Six months       Year ended
Statement of Changes in Net Assets                                   ended April 30,      October 31,
(dollars in millions)                                                         2000 *             1999
(Unaudited)                                                                 --------         --------

OPERATIONS:
Net investment income                                                    $   151.809      $   283.463
Net realized gain on investments                                             433.372        1,844.287
Net urealized depreciation
 on investments                                                           (1,093.466)      (1,216.205)
                                                                            --------         --------
 Net increase (decrease) in net assets
  resulting from operations                                                 (508.285)         911.545
                                                                            --------         --------
DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income:
  Class A                                                                   (133.069)        (259.303)
  Class B                                                                        -                -
Distributions from net realized
 gain on investments:
  Class A                                                                 (1,723.079)        (957.004)
  Class B                                                                        -                -
                                                                            --------         --------
Total dividends and distributions                                         (1,856.148)      (1,216.307)
                                                                            --------         --------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                                                   319.475          766.619
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments                                                              1,696.458        1,105.758
 Cost of shares repurchased                                               (1,449.242)      (1,361.752)
                                                                            --------         --------
 Net increase in net assets resulting from
  capital share transactions                                                 566.691          510.625
                                                                            --------         --------

TOTAL INCREASE(DECREASE) IN NET ASSETS                                    (1,797.742)         205.863

NET ASSETS:
Beginning of period                                                       10,421.227       10,215.364
                                                                            --------         --------
End of period (including
 undistributed net investment
 income: $111.023 and $92.283,
 respectively)                                                            $8,623.485      $10,421.227
                                                                            ========         ========
*Unaudited
See Notes to Financial Statements


Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

COMMON EXPENSES - Income, expenses other than class-specific expenses and realized and unrealized gains and losses are allocated daily between the classes based on their relative net asset values. Distribution expenses, transfer agent fees, and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of April 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $738,886,000; $1,401,903,000 related to appreciated securities and $663,017,000 related to depreciated securities. During the six months ended April 30, 2000, the fund realized, on a tax basis, a net capital gain of $433,374,000 on securities transactions.

The cost of portfolio securities for federal income tax purposes was $7,879,875,000 at April 30, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $12,804,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and average net asset levels:

               Average Net Asset Level
Rate           In Excess of                   Up to

0.384%         $0                             $1 billion
0.33%          $1 billion                     $2 billion
0.294%         $2 billion                     $3 billion
0.27%          $3 billion                     $5 billion
0.252%         $5 billion                     $8 billion
0.24%          $8 billion

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the six months ended April 30, 2000, distribution expenses under the Plans of Distribution for Class A and Class B shares were $9,778,000 and $2,000, respectively. As of April 30, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $3,228,000 and $1,000, respectively. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares received $934,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,880,000.

DEFERRED DIRECTORS'FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $742,000.

AFFILIATED DIRECTORS AND OFFICERS -- CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $881,618,000 and $1,268,468,000, respectively, during the six months ended
April 30, 2000.

As of April 30, 2000, net assets consisted of the following:


Capital paid in on shares

  of beneficial interest                          $ 7,381,012,000

Undistributed net investment income                   111,023,000

Accumulated net realized gain                         393,320,000

Net unrealized appreciation                           738,130,000

Net Assets                                        $ 8,623,485,000



Capital share transations in the fund were as follows:


Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $73,000 includes $20,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
                                                                                                                      Net gains/
                                                                                                                      (losses) on
                                                                                                                      securities
                                                                 Net asset                                            (both
                                                                 value,            Net                realized        Total from
                                                   Period        beginning         investment         and             investment
                                                   Ended (1)     of period         income             unrealized)     operations
Class A :
                                                   2000              $30.09          0.41(3)       (1.75) (3)          ($1.34)
                                                   1999               31.18               .82             1.78            2.60
                                                   1998               30.14               .84             3.48            4.32
                                                   1997               26.54               .83             5.19            6.02
                                                   1996               24.17               .84             3.52            4.36
                                                   1995               21.60               .87             3.41            4.28
Class B (7):

                                                   2000               21.78         0.06 (3)         1.47 (3)             1.53

                                                   Dividends
                                                   (from net      Distributions                       Net asset
                                                   investment     (from capital      Total            value, end       Total
                                                   income)        gains)             Distributions    of period        return (2)
Class A :
                                                  $   (.37)            ($5.05)            ($5.42)          $23.33    (4.60)% (4)
                                                      (.76)             (2.93)             (3.69)           30.09            9.01
                                                      (.80)             (2.48)             (3.28)           31.18           15.15
                                                      (.81)             (1.61)             (2.42)           30.14           24.19
                                                      (.84)             (1.15)             (1.99)           26.54           18.89
                                                      (.84)             (0.87)             (1.71)           24.17           21.25
Class B (7):

                                                      -                  -                  -              23.31       7.03 (4)

                                                    Net
                                                    assets,        Ratio of           Ratio of
                                                    end of         expenses           Net income       Portfolio
                                                    period (in     to average         to average       turnover
                                                    millions)      net assets         net assets       rate
Class A :
                                                    $8,621          0.58% (5)          3.28% (5)      12.17% (6)
                                                    10,421                0.57               2.67           41.53
                                                    10,215                0.56               2.75           28.97
                                                     9,362                0.58               2.95           19.16
                                                     7,759                0.59               3.36           24.21
                                                     6,552                0.59               3.92           23.31
Class B (7):

                                                         2           1.43 (5)           2.14 (5)       12.17 (6)


(1) The periods 1995 through 1999
represent fiscal years ended
October 31; the period ended 2000
represents the six months ended
April 30 (Unaudited).
(2) Excludes sales charge on

Class A shares or contingent
deferred sales charge on
Class B shares.
(3) Based on average shares
outstanding.
(4) Based on operations for the
period shown and, accordingly,
not representative of a full year.
(5) Annualized.
(6) Represents portfolio turnover
rate for the six months ended
April 30, 2000.
(7) Class B shares offered for
sale commencing March 15, 2000.


[The American Funds Group(r)]


American Mutual Fund

Offices of the fund and of the
investment adviser, Capital
Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

Class A and Class B Shares: There are two ways to invest in American Mutual Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  CD/L/4618
Lit. No. AMF-013-0600